UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2018

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36730	27-3403111
(Commission File Number)	(IRS Employer Identification No.)

3201 Beechleaf Court, Suite 600, Raleigh, North Carolina	27604-1547
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On May 24, 2018, at the 2018 annual meeting of stockholders (the “Annual Meeting”) of Syneos Health, Inc. (the “Company”), the stockholders approved the 2018 Equity Incentive Plan (the “Equity Plan”). A total of 5,230,000 shares of the Company’s common stock have been reserved for issuance under the Equity Plan to employees, consultants or other personal service providers of the Company and any subsidiary of the Company and non-employee directors of the Company. The Company’s Board of Directors (the “Board”) approved the Equity Plan on March 15, 2018, subject to stockholder approval.

You can find a summary of the principal features of the Equity Plan in the definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 13, 2018 (the “2018 Proxy”) under the heading “Proposal Three – Approval of the Syneos Health, Inc. 2018 Equity Incentive Plan”.

At the Annual Meeting, Company stockholders also approved the 2016 Employee Stock Purchase Plan (as Amended and Restated) (the “ESPP”), which, among other administrative, clarifying and conforming changes, increases the total number of shares of common stock reserved for issuance under the ESPP to 3,500,000 shares and amends the definition of “Change in Control” to eliminate a carve-out for any acquisitions by former significant stockholders of the Company and to clarify that certain reorganizations will not constitute a “Change in Control”. The Company’s Board approved the ESPP on March 15, 2018, subject to stockholder approval.

You can find a summary of the principal features of the ESPP in the 2018 Proxy, under the heading “Proposal Four – Approval of the Syneos Health, Inc. 2016 Employee Stock Purchase Plan (as Amended and Restated)”.

The above summaries of the Equity Plan and ESPP are qualified in their entirety by the full text of the Equity Plan and ESPP, filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting on May 24, 2018. The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the 2018 Proxy, are as follows:

1.	Election of Directors. In an uncontested election, each of the following Class I nominees was elected to the Board for a term expiring at the 2021 annual meeting of stockholders or until their successors have been elected and qualified. The following table reflects the voting results for each nominee:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas Allen	93,546,376	2,977,909	63,271	1,973,688
Linda S. Harty	95,503,639	1,021,907	62,010	1,973,688
Alistair Macdonald	94,169,447	2,355,623	62,486	1,973,688

2.	Approval, on an advisory (nonbinding) basis, of the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Votes
96,136,082	381,817	69,657	1,973,688

This proposal was approved on an advisory (non-binding) basis.

3.	Approval of the Syneos Health, Inc. 2018 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
95,206,684	1,377,163	3,709	1,973,688

This proposal was approved.

4.	Approval of the Syneos Health, Inc. 2016 Employee Stock Purchase Plan (as Amended and Restated):

For	Against	Abstain	Broker Non-Votes
96,510,426	73,620	3,510	1,973,688

This proposal was approved.

5.	Ratification of the appointment of the Company’s independent auditors Deloitte & Touche LLP:

For	Against	Abstain	Broker Non-Votes
98,314,493	161,296	85,455	None

This proposal was ratified.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Syneos Health, Inc. 2018 Equity Incentive Plan.

10.2	Syneos Health, Inc. 2016 Employee Stock Purchase Plan (as Amended and Restated).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date: May 25, 2018	/s/ Purvesh D. Patel
	Name:	Purvesh D. Patel
	Title:	Executive Vice President, Interim General Counsel and Corporate Secretary